UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)            APRIL 22, 1998



                         LASER MORTGAGE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


  MARYLAND                       001-13563                        22-353916
(State or other                (Commission                     (IRS Employer
 jurisdiction of                File Number)                    ID Number)
 incorporation)


 51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY                07078
 ---------------------------------------------------                -----
    (Address of principal executive offices)                     (Zip Code)


 Registrant's Telephone Number, including area code:         (973) 912-8770


                                       N/A
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

 Item 5.    Other Events.

     On April 22, 1998, the Registrant issued a press release announcing its earnings for the quarter ended March 31, 1998. The complete text of the news release is set forth as Exhibit 20 hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

20       News Release, dated April 22, 1998.


     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LASER MORTGAGE MANAGEMENT, INC.

                                      By: /S/ THOMAS G. JONOVICH
                                          Name:  Thomas G. Jonovich
                                          Title: Chief Financial Officer


Dated: April 23, 1998

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION

20                   News Release, dated April 22, 1998.